                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) May 2, 1997



                        MATTHEWS STUDIO EQUIPMENT GROUP
                        -------------------------------
            (Exact name of registrant as specified in its charter)

                                  CALIFORNIA
                                  ----------
                (State or other jurisdiction of incorporation)


                     0-18102                    95-1447751
              ------------------------------------------------
             (Commission file number)         (I.R.S. Employer
                                             Identification No.)


             3111 NORTH KENWOOD STREET, BURBANK, CA         91505
             ----------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


                              (818) 525-5200
                              --------------
             (Registrant's telephone number, including area code)


                  2405 Empire Avenue, Burbank, CA 91504-3399
                  ------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 2.  Acquisition or Disposition of Assets



On May 2, 1997, Matthews Studio Equipment Group ("Matthews" or "the Company") acquired Duke City Video, Inc. ("Duke City"), pursuant to stock exchange agreements dated as of May 2, 1997, among the shareholders of Duke City and Duke City Holdings, Inc., a wholly-owned subsidiary of the Company. Pursuant to the stock exchange agreements the Duke City shareholders received 285,715 restricted shares of the Company's common stock in exchange for all of the common stock of Duke City, in a transaction exempt from registration under the Securities Act of 1933. The amount of consideration paid to the Duke City shareholders was reached through arms-length negotiations.

Prior to the acquisition, the ownership in Duke City was held by Harold Jay Lefkovitz, Louise Lefkovitz, Patricia Brusati, Steve Ward and John Hensch. Duke City has operations in Albuquerque, New Mexico, Burbank, California and Dallas, Texas. Duke City provides rental services of audio, video, film and professional grip equipment, as well as various levels of production expertise, crews and expendable supplies to the film and television production industry. Duke City will continue its business and operations as a wholly owned subsidiary of the Company.



Item 7.  Financial Statements and Exhibits



     (a)  Financial Statements of Business Acquired

Duke City was acquired by Matthews on May 2, 1997. The audited financial statements of Duke City, and the related Independent Auditors' Report for the Duke City fiscal year ended December 31, 1996 are located at Addendum I.



     (b)  Pro forma Financial Information (unaudited)

The required pro forma combined financial data is located at Addendum II.

(2) (c) Exhibits



                                 EXHIBIT INDEX

Exhibit        Document Description
-------        --------------------
1.             Stock Exchange Agreement and Plan of Reorganization dated as of
               May 2, 1997, among Patricia M. Brusati, Harold Jay Lefkovitz,
               Louise K. Lefkovitz, Stephen F. Ward, Duke City Video, Inc. and
               Duke City Holdings, Inc., without the schedules and exhibits thereto, other than as listed below:

               i. Employment Agreement dated as of May 2, 1997, between Patricia M. Brusati and Duke City Video, Inc.;

               ii. Employment Agreement dated as of May 2, 1997, between Harold Jay Lefkovitz and Duke City Video, Inc.;

               iii. Employment Agreement dated as of May 2, 1997, between Stephen F. Ward and Duke City Video, Inc.;

               iv. Non-Competition Agreement dated as of May 2, 1997, among Patricia M. Brusati, Duke City Video, Inc. and Duke City
                     Holdings, Inc.;

               v. Non-Competition Agreement dated as of May 2, 1997, among Harold Jay Lefkovitz, Duke City Video, Inc. and Duke City
                     Holdings, Inc.;

               vi. Non-Competition Agreement dated as of May 2, 1997, among Louise K. Lefkovitz, Duke City Video, Inc. and Duke City
                     Holdings, Inc.;

               vii. Non-Competition Agreement dated as of May 2, 1997, among Stephen F. Ward, Duke City Video, Inc. and Duke City
                     Holdings, Inc.;

               viii. Promissory Note dated as of May 2, 1997 made by
                     Duke City Video, Inc. in favor of Harold Jay Lefkovitz;

               ix.   Promissory Note dated as of May 2, 1997 made by Duke
                     City Video, Inc. in favor of Patricia M. Brusati.

2. Subordination Agreement made by Harold Jay Lefkovitz in favor of Chase Manhattan Bank, as agent, but without the exhibit referenced therein.



3. Stock Exchange Agreement dated as of May 2, 1997, between Duke City Holdings, Inc. and John E. Hensch



23.            Consent of Independent Auditors

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A, to be signed on its behalf by the undersigned hereunto duly authorized.




                                               MATTHEWS STUDIO EQUIPMENT GROUP

                                                         (Registrant)


Date: July 10, 1997

                                       By:        S/Gary Borman
                                          -----------------------------------
                                                         Gary Borman
                                            Vice President, Corporate Controller
                                                & Principal Accounting Officer




                                       By:       S/Carlos De Mattos
                                          -----------------------------------
                                                  Carlos De Mattos
                                          Chairman of the Board, President
                                              & Chief Financial Officer

ADDENDUM I.
-----------



                              Financial Statements


                             Duke City Video, Inc.
                              dba Duke City Studio

                          Year ended December 31, 1996
                      with Report of Independent Auditors

                             Duke City Video, Inc.

                             dba Duke City Studio

                             Financial Statements

                         Year ended December 31, 1996

                                    CONTENTS
Report of Independent Auditors............................................ 1

Audited Financial Statements

Balance Sheet............................................................. 2
Statement of Operations................................................... 3
Statement of Shareholders' Equity......................................... 4
Statement of Cash Flows................................................... 5
Notes to Financial Statements............................................. 6


                         Report of Independent Auditors

The Board of Directors and Shareholders
Duke City Video, Inc. dba Duke City Studio

We have audited the accompanying balance sheet of Duke City Video, Inc. dba Duke City Studio as of December 31, 1996, and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duke City Video, Inc. dba Duke City Studio at December 31, 1996, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.



                                    S/Ernst & Young LLP
March 28, 1997

                             Duke City Video, Inc.

                             dba Duke City Studio

                                 Balance Sheet


                               December 31, 1996


ASSETS
Current assets:
 Cash                                                                         $    60,468
 Accounts receivable less allowance for
   doubtful accounts of $150,162                                                1,373,756
 Deposits                                                                         266,739
 Prepaid expenses                                                                  53,248
                                                                              -----------
Total current assets                                                            1,754,211

Property, plant and equipment, net (Notes 2, 3 and 4)                           9,169,381
                                                                              -----------
Total assets                                                                  $10,923,592
                                                                              ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                             $   874,693
 Accrued liabilities                                                              195,463
 Line of credit                                                                   278,017
 Current portion of long-term debt (Notes 5 and 6)                              1,056,330
 Current portion of capital lease obligations (Notes 4 and 6)                   2,395,043
                                                                              -----------
Total current liabilities                                                       4,799,546

Long-term debt, less current portion (Notes 5 and 6)                            2,848,819
Notes payable - shareholders (Notes 5 and 6)                                      644,257
Capital lease obligations, less current portion (Notes 4 and 6)                 3,908,439

Shareholders' equity:
 Common stock, no par value:
   Authorized shares - 500
   Issued and outstanding shares - 116                                            204,874
 Accumulated deficit                                                           (1,482,343)
                                                                              -----------
Total shareholders' equity                                                     (1,277,469)
                                                                              -----------
Total liabilities and shareholders' equity                                    $10,923,592
                                                                              ===========

See accompanying notes.

                             Duke City Video, Inc.

                             dba Duke City Studio

                            Statement of Operations

                          Year ended December 31, 1996

Revenues from rental operations                                               $8,692,103
Product sales                                                                    365,477
                                                                              ----------
                                                                               9,057,580

Costs and expenses:
 Cost of rental operations                                                     6,986,418
 Cost of sales                                                                   171,641
 Selling, general and administrative                                           1,409,075
 Provision for doubtful accounts                                                 121,109
 Interest                                                                      1,097,153
                                                                              ----------
                                                                               9,785,396
                                                                              ----------
Loss before income taxes                                                        (727,816)

Provision for income taxes                                                         1,000
                                                                              ----------
Net loss                                                                      $ (728,816)
                                                                              ==========

See accompanying notes.

                             Duke City Video, Inc.

                             dba Duke City Studio

                       Statement of Shareholders' Equity



                                            Common Stock
                                     ------------------------
                                      Number of                      Accumulated
                                       Shares         Amount           Deficit           Total
                                     -------------------------------------------------------------
Balance at December 31, 1995            100           $104,874         $ (753,527)     $  (648,653)
 Net loss                                 -                  -           (728,816)        (728,816)
 Stock issuance proceeds                 16            100,000                  -          100,000
                                     -------------------------------------------------------------
Balance at December 31, 1996            116           $204,874         $(1,482,343)    $(1,277,469)
                                     =============================================================

See accompanying notes.

                             Duke City Video, Inc.

                              dba Duke City Studio

                            Statement of Cash Flows

                          Year ended December 31, 1996



OPERATING ACTIVITIES
Net loss                                                                       $     (728,816)
Adjustments to reconcile net loss to net cash provided by
 operating activities:
  Provision for doubtful accounts                                                     121,109
  Depreciation and amortization                                                     3,288,110
  Gain on sale of assets                                                              (27,018)
  Changes in operating assets and liabilities:
   Accounts receivable                                                               (609,433)
   Deposits                                                                          (104,042)
   Prepaid and other assets                                                            57,681
   Accounts payable and accrued liabilities                                           135,327
                                                                               ---------------
Net cash provided by operating activities                                           2,132,918

INVESTING ACTIVITIES
Purchase of property, plant and equipment                                            (226,464)
Proceeds from sale of property, plant and equipment                                    41,685
                                                                               ---------------
Net cash used in investing activities                                                (184,779)

FINANCING ACTIVITIES
Proceeds from note payable -- shareholder                                             236,000
Proceeds from borrowings
Repayments of borrowings                                                           (2,334,933)
Proceeds from stock issuance                                                          100,000
                                                                               --------------
Net cash used in financing activities                                              (1,998,933)
                                                                               --------------
Net decrease in cash                                                                  (50,794)

Cash at beginning of year                                                             111,262
                                                                               --------------
Cash at end of year                                                            $       60,468
                                                                               ==============
Cash paid during the year for:
 Taxes                                                                         $          800
 Interest                                                                      $    1,125,748

Schedule of noncash investing and financing transaction:
 Long-term loans incurred to acquire equipment                                 $    4,727,536

See accompanying notes.

                             DUKE CITY VIDEO, INC.
                              dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



1. ACCOUNTING POLICIES

BUSINESS

Duke City Video, Inc. conducts its business under the trade name of Duke City Studio (the Company). The Company provides rental services of audio, video, film and professional grip equipment, as well as various levels of production expertise, crews and expendable supplies to the film and television production communities. In addition, the Company provides tape duplication services and sells an immaterial amount of its equipment. The Company provides, as a single source, the necessary production equipment which is otherwise only available by using many different suppliers. The Company serves customers both domestically and internationally. The Company's headquarters are located in Albuquerque, New Mexico, with branch offices located in Burbank, California and Dallas, Texas.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK

The Company's customers are located around the world and are principally engaged in the motion picture and television production, theatrical production or commercial photography. The Company generally rents its products or provides its services on credit terms of 30 days and does not require collateral. Credit losses on receivables are provided for in the financial statements and have historically been within management's expectations. Two customers accounted for 16% and 11% of the Company's total net revenues for the year ended December 31, 1996.

                             DUKE CITY VIDEO, INC.
                              dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



1. ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION

The Company recognizes revenue from rentals when the equipment has been delivered or when the services have been provided, pursuant to the contract terms.

LONG-LIVED ASSETS

Long-lived assets used in operations are reviewed periodically to determine that the current carrying values are not impaired and if indicators of impairment are present or if long-lived assets are expected to be disposed of, impairment losses are recorded.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, including capital leases, are stated at cost. For financial reporting purposes, depreciation of automotive equipment, rental equipment and furniture and fixtures is provided using the double-declining balance method of depreciation. Depreciation and amortization on buildings and improvements is calculated using the straight-line method. The Company uses the following estimated useful lives:

                                                  Years
                                                 -------
Automotive                                         5
Rental equipment                                   5
Furniture and fixtures                             5
Buildings and improvements                       10-40

Amortization of capital leases is included in depreciation expense.

                             DUKE CITY VIDEO, INC.
                             dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



1. ACCOUNTING POLICIES (continued)

ADVERTISING EXPENSES

The Company expenses its advertising costs as incurred. Total advertising costs for 1996 were $47,834.

PREPAID LEASE FEES

Prepaid lease fees are capitalized and amortized over the life of the lease.

DEPOSITS

Deposits represent prepayments on capital lease obligations and are capitalized until the payment is due. Deposits made during the year totaled $101,274.

INCOME TAXES

The Company, with the consent of its shareholders, has elected to be taxed as an S corporation for federal and state income tax purposes. Accordingly, the Company's taxable income is included in the income tax returns of its shareholders. The state tax provision reflects the California S Corporation tax rate of 1.5% of taxable income, or $800, whichever is greater, and the S Corporation tax rate for other states that tax the income of S Corporations.

2. NET INVESTMENT IN LEASED ASSETS

OPERATING LEASES

The Company is a lessor of audio, video, film and professional grip equipment to the film and television production industries. The lease terms generally range from a few days to several weeks. Substantially all of the leases are noncancelable. The original cost and accumulated depreciation of rental equipment held for operating leases was $15,459,468 and $8,710,125, respectively at December 31, 1996.

                             DUKE CITY VIDEO, INC.
                             dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



3. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following at December 31, 1996:

Rental equipment                                                    $15,459,468
Vehicles                                                                204,022
Office equipment, furniture and fixtures                                299,550
Leasehold improvements                                                  138,351
Land and building                                                     2,210,184
                                                                    -----------
                                                                     18,311,575
Less depreciation and amortization                                    9,142,194
                                                                    -----------
                                                                    $ 9,169,381
                                                                    ===========

Substantially all of the property, plant and equipment serves as collateral for the Company's lease and debt obligations.

4. LEASES

The Company leases its facilities in California and Texas under noncancelable operating leases expiring in May 1998 and May 2001, respectively. These leases require the Company to pay utilities, insurance and other taxes. The California facility lease contains a buyout clause for $15,600 which allows the Company to cancel the remaining term of the lease beginning April 1997. The Company also leases a furnished condominium in California for use by employees on temporary assignment at the Burbank office which expires in 1997. The Company also leases equipment and vehicles under noncancelable operating leases. Subsequent to December 31, 1996, the Company entered into leases to acquire additional rental equipment resulting in future payment obligations of $580,000.

Property and equipment includes the following assets recorded under capital leases at December 31, 1996:

Property and equipment                                         $13,909,872
Less accumulated amortization                                    7,839,113
                                                               -----------
                                                               $ 6,070,759
                                                               ===========

                             DUKE CITY VIDEO, INC.
                             dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



4. LEASES (continued)

Future minimum payments under capital leases and noncancelable operating leases with initial terms of one year or more consisted of the following at December 31, 1996:

                                                             Capital           Operating
                                                              Leases             Leases
                                                            ----------------------------

1997                                                        $2,652,384          $147,104
1998                                                         2,363,938           107,330
1999                                                         1,338,396            78,210
2000                                                           435,092            68,397
2001                                                            18,926            22,425
Thereafter                                                      16,295                --
                                                            ----------------------------
                                                             6,825,031           423,466
Amounts representing interest                                 (521,549)               --
                                                            ----------------------------
Present value of net minimum lease payments
(including current portion of $2,395,043)                   $6,303,482          $423,466
                                                            ============================

Rental expense under operating leases approximated $1,165,158 for 1996.

5. DEBT

Debt consists of the following components (including capitalized lease obligations) as of December 31, 1996:

Obligations incurred to acquire equipment, with interest rates ranging from 5.64% to 22.0% and with maturity dates ranging from
 April 1997 to February 2003
                                                                          $ 8,388,039

Obligations incurred to acquire building, with interest rates ranging from 6.35% to 9.75% and with maturity dates ranging from
 December 2010 to December 2015
                                                                            2,098,609

Notes payable to shareholders, payable upon demand with interest
 rates ranging from 4.0% to 10.25%                                            644,257
                                                                          -----------
                                                                          $11,130,905
                                                                          ===========

                             DUKE CITY VIDEO, INC.
                             dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



5. DEBT (continued)

The aggregate annual maturities of debt consists of the following at December 31, 1996:

1997                              $1,056,330
1998                                 554,596
1999                                 253,101
2000                                  76,394
2001                                  72,313
Thereafter                         1,892,415
                                  ----------
                                  $3,905,149
                                  ===========

The weighted average interest rate at December 31, 1996 for short-term borrowings was 10.25%.

6. RELATED PARTIES

A shareholder of the Company has provided loans to the Company under various notes and at various interest rates and maturities. Loans were made by the shareholder in the amount of $185,000 during 1996. No payments were made on the principal of these notes during 1996; however, the Company has provided expense advances to the shareholder which have been offset against the interest incurred on these notes, resulting in no unpaid interest expense at December 31, 1996 related to these notes. The total expense advances incurred in 1996 was $49,951. The outstanding principal balance on the notes owed to the shareholder was $580,257 at December 31, 1996. These notes are subordinate to the Company's other note and lease obligations.

A shareholder of the Company has provided a loan to the Company during 1996 in the amount of $51,000 with an interest rate of 9.25%. No payments were made on the note during 1996, resulting in an outstanding principal balance and accrued interest of $51,000 and $3,307, respectively.

A majority of the notes payable and capital lease obligations are personally guaranteed by certain of the shareholders.

                             DUKE CITY VIDEO, INC.
                             dba Duke City Studio

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996



7. EMPLOYEE BENEFIT PLAN

The Company sponsors a defined contribution benefit plan covering its employees who meet the service and age requirements. The Plan allows an eligible employee to contribute up to 15% of their salary subject to certain limits established by the Internal Revenue Code. The Company provides a 50% matching contribution of the employee's eligible contributions. The Company recognized expense under the plan of $8,586 in 1996.

8. SUBSEQUENT EVENT (UNAUDITED)

Subsequent to year end, the shareholders of the Company approved an agreement to exchange all of the outstanding shares of the Company's stock for stock of Matthews Studio Equipment Group. The merger was consummated in May 1997.

ADDENDUM II.
------------

Pro forma combined financial data

The following unaudited pro forma combined statements of operations for the year ended September 30, 1996 (December 31, 1996 for Duke City), and the six months ended March 31, 1997 give effect to the acquisition of Duke City by the Company. The pro forma information is based on the historical financial statements of the Company and Duke City giving effect to the combination under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The following unaudited pro forma combined balance sheet also gives effect to the combination under the purchase method of accounting.

The unaudited pro forma statements have been prepared by the management of the Company and Duke based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the acquisition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

The Company will account for the transaction under the purchase method of accounting. Accordingly, the cost to acquire Duke City will be allocated to the assets acquired and liabilities assumed according to their respective fair values. The final allocation of the purchase price is dependent upon completion of certain studies that are not yet complete. Accordingly, the purchase allocation adjustments are preliminary and have been made solely for the purpose of preparing such pro forma statements.

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Statements of Operations
                     (in thousands, except per share data)

                                                         Historical
                                                 -----------------------------
                                                   Matthews           Duke
                                                 -------------     -----------
                                                      For the Year Ended
                                                 September 30,    December 31,          Pro forma         Pro forma
                                                     1996             1996             Adjustments        Combined
                                                 -------------     -----------         -----------        ---------
Net product sales                                $      16,079     $       365         $                  $  16,444
Revenues from rental operations                         14,125           8,692                               22,817
                                                 -------------     -----------         -----------        ---------
                                                        30,204           9,057                               39,261

Costs and expenses:

    Cost of sales                                       10,257             172                               10,429
    Cost of rental operations                            8,016           6,986                               15,002
    Selling, general and administrative                  8,849           1,530                  82 (1)       10,461
    Interest                                             2,044           1,097                                3,141
                                                 -------------     -----------         -----------        ---------
                                                        29,166           9,785                  82           39,033


Income (loss) before income taxes                        1,038            (728)                (82)             228
Provision for income taxes                                  35               1                                   36
                                                  ------------     -----------         -----------        ---------

     Net income (loss)                           $       1,003     $      (729)        $       (82)       $     192
                                                 =============     ===========         ===========        =========

Earnings per common share                        $        0.10                                            $    0.02
                                                 =============                                            =========


Weighted average number of
   common shares outstanding                            10,328                                 285 (2)       10,613

See notes to pro forma condensed consolidated statements of operations

See accompanying notes.

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Statements of Operations
                    For the Six Months Ended March 31, 1997
                     (in thousands, except per share data)



                                                         Historical                    Pro forma          Pro forma
                                                 -----------------------------
                                                   Matthews            Duke            Adjustments        Combined
                                                 ------------      -----------         -----------        ---------
Net product sales                                $      8,703      $    309            $                  $   9,012
Revenues from rental operations                        11,394         3,902                                  15,296
                                                 ------------      --------             ----------        ---------
                                                       20,097         4,211                                  24,308

Costs and expenses:

    Cost of sales                                       5,869            83                                   5,952
    Cost of rental operations                           6,380         3,680                                  10,060
    Selling, general and administrative                 5,235           797                     41 (1)        6,073
    Interest                                            1,130           673                                   1,803
                                                 ------------      --------            -----------        ---------
                                                       18,614         5,233                     41           23,888

Income (loss) before income taxes                       1,483        (1,022)                   (41)             420
Provision for income taxes                                593             1                                     594
                                                 ------------      --------            -----------        ---------

     Net income (loss)                           $        890      $ (1,023)           $       (41)       $    (174)
                                                 ============      ========            ===========        =========

Earnings per common share                        $       0.09                                             $   (0.02)
                                                 ============                                             =========

Weighted average number of
   common shares outstanding                           10,333                                  285 (2)       10,618

See notes to pro forma condensed consolidated statements of operations

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES

      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


1. To record the estimated goodwill attributable to the transaction which is amortized over a period of twenty five years.

2. To give effect to the issuance of Matthews restricted common stock in connection with the acquisition.

3. The three month period ended December 31, 1996 for Duke City is included in both the pro forma condensed statements of operations for the twelve month period ended December 31, 1996 and the six month period ended March 31, 1997.



               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
                Pro Forma Condensed Consolidated Balance Sheets
                                March 31, 1997
                               ($ in thousands)

                                                                  Historical                  Pro forma          Pro forma
                                                         ----------------------------
                                                            Matthews          Duke           Adjustments         Combined
                                                         -------------    -----------        -----------         ---------
ASSETS:
Current Assets:
    Cash and cash equivalents                            $         685    $       145        $                   $     830
    Accounts receivable                                          6,242          1,187                                7,429
    Current portion of net investment in leases                    771                                                 771
    Inventories                                                  6,363                                               6,363
    Prepaid expenses and other current assets                    1,124            339                                1,463
                                                         -------------    -----------        -----------         ---------
         Total current assets                                   15,185          1,671                               16,856

Property, plant and equipment                                   39,469         19,093                               58,562
    Less accumulated depreciation                              (18,537)        (9,815)                             (28,352)
                                                         -------------    -----------        -----------         ---------
    Net property, plant and equipment                           20,932          9,278                               30,210

Investment in leases, less current portion                         660                                                 660
Other assets                                                     1,431                             2,052 (2)         3,483
                                                         -------------   ------------        -----------         ---------
         Total assets                                    $      38,208   $     10,948        $     2,052         $  51,208
                                                         =============   ============        ===========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
    Accounts payable                                     $       2,814   $        819        $                   $  3,633
    Accrued liabilities                                          2,302            571                               2,873
    Current portion of long-term debt and
      capital lease obligations                                    165          3,622                               3,787
    Income taxes payable                                           158                                                158
                                                         -------------   ------------        -----------         --------
         Total current liabilities                               5,439          5,012                              10,451

Long-term debt and capital leases                               20,658          7,525                              28,183
Deferred income taxes                                            2,142                                              2,142

Shareholders' equity:
    Preferred stock
    Common stock                                                 5,589            205                 81 (1)        5,875
    Retained earnings (deficit)                                  4,380         (1,794)             1,971 (1)        4,557
                                                         -------------   ------------        -----------         --------
         Total shareholders' equity                              9,969         (1,589)             2,052           10,432
                                                         -------------   ------------        -----------         --------
         Total liabilities and shareholders' equity      $      38,208   $     10,948        $     2,052         $ 51,208
                                                         =============   ============        ===========         ========

See notes to pro forma condensed consolidated balance sheets

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS


1. To record the acquisition of Duke City in exchange for 285,715 shares of the Company's common stock.

2. To record as unallocated assets, the net effect of pro forma adjustments for the excess purchase price over the fair value of net assets acquired which is estimated at $2,052,000.